EXHIBIT 99.1

                                  PRESS RELEASE


                                                For further information contact:
                                                Roy J. Glosser
                                                Phone:  (716) 664-9600
                                                Fax #:   (716) 483-2822
                                                Release No.:  98-06



FOR IMMEDIATE RELEASE:  Thursday, September 3, 1998



JAMESTOWN,  NY - The Board of  Directors of American  Locker Group  Incorporated
(ALGI) announced today that Edward F. Ruttenberg, 51, has been appointed Chairman of the Board and Chief Executive Officer. Roy J. Glosser, 37, President and Chief Operating Officer, was appointed to the additional position of Treasurer. Wayne L. Nelson, 54, was appointed Principal Accounting Officer.



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